SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 17, 2004
                                                  ------------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 10
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      California                     333-67682                33-0974362
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
--------------------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         WNC Housing Tax Credit Fund VI, L.P., Series 10 ("Series 10") has acquired interests in:

o        Humboldt Village Limited Partnership, a Nevada limited partnership; and
o        Starlight Place, L.P., a Georgia limited partnership.

These entities are referred to herein as local limited partnerships.

o        Humboldt owns the Humboldt Village Apartments in Winnemucca, Nevada;
         and
o        Starlight owns the Starlight Place homes located in Americus, Georgia.

         The following tables contain information concerning the local limited partnerships identified herein and their respective properties:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
HUMBOLDT      Humboldt      Winnemucca   September    $4,336,809   Site 1:                   $1,499,008   $2,370,970
              Village       (Humboldt    2004                      22 1BR Units  $480        RD (2)
              Apartments    County),                                6 2BR Units  $550
                            Nevada                                                           $923,547
              10 buildings                                         Site 2:                   HOME (3)
              at one site                                          36 2BR Units  $580
              and 1                                                 2 3BR Units  $630
              building at
              a second
              site
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
STARLIGHT     Starlight     Americus     January      $4,750,000   22 2BR homes  $165-$352   $375,000     $4,402,940
              Place         (Sumter      2005                      30 3BR homes  $186-$402   BMC          (5)
                            County),                                                         (RD)(4)
              52 single     Georgia
              family
              detached
              homes
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 10 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 10 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service.

2. The U.S. Department of Agriculture, Rural Development will provide the mortgage loan for a term of 30 years at a market rate of interest prior to reduction of the interest rate by a mortgage interest subsidy to an annual rate of 1%. Principal and interest will be payable monthly based on a 50-year amortization schedule. Outstanding principal and interest will be due on maturity of the loan.

3. Nevada Housing Division, using HOME funds, will provide the second mortgage for a term of 30 years at an annual interest rate of 1% per annum. Principal and interest will be payable monthly based on a 50-year amortization schedule. Outstanding principal and interest will be due on maturity of the loan.

4. Boonville Mortgage Company, or its successor or assignee (pursuant to U.S. Department of Agriculture, Rural Development Section 538 Guaranteed Rural Rental Housing Program) will provide the mortgage loan for a term of 32 years at an annual interest rate of 7.57% per annum (reduced to the Applicable Federal Rate). Principal and interest will be payable monthly based on a 40-year amortization schedule. Outstanding principal and interest will be due on maturity of the loan.

5. Starlight also will generate Georgia state tax credits in an anticipated aggregate amount equal to the anticipated Federal tax credits. Another partnership affiliated with WNC & Associates, Inc. will be a limited partner of the local limited partnership and will be allocated the Georgia state tax credits, as well as a nominal interest in the Federal tax items.

Winnemucca (Humboldt): Winnemucca is in Humboldt County, Nevada approximately 170 miles northeast of Reno. The population of the market area is approximately 15,750. The major employers for Winnemucca residents are Humboldt County School District (education), Winners Hotel and Casino (casino), and County of Humboldt (government).


Americus (Starlight): Americus is in Sumter County, Georgia approximately 60 miles southeast of Columbus. The population of the market area is approximately 32,400. The major employers for Americus residents are Cooper Lighting (commercial and industrial lighting), Textron Automotive Co. (automotive components), and Lockheed Martin (military electronic equipment).

-----------------------------------------------------------------------------------------------------------------
                                            LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                       GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL       PROPERTY      PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 10's CAPITAL
PARTNERSHIP     PARTNER       MANAGER (1)   FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------
HUMBOLDT        Humboldt      Weststates    $475,000       Series 10:      99.98/.01/.01        $1,754,167
                Village, LLC  Property                     $1,500          29.99/.01/70
                              Management Co.
                                                           LGP: 70%

                                                           The balance:
                                                           29.99% to
                                                           Series 10,
                                                           0.01% to the
                                                           SLP and 70% to
                                                           the LGP
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------
STARLIGHT       BC Holdings,  Boyd          $586,600       Series 10:      99.97/.01/.01/.005/  $3,258,175 (6)
                LLC           Management,                  $2,500,         .005
                              Inc.                         adjusted by     29.98/.01/.01/.005/
                                                           the CPI         69.995

                                                           LGP: 70%

                                                           The balance:
                                                           29.98% to
                                                           Series 10,
                                                           0.01% to the
                                                           Georgia Limited
                                                           Partner, 0.01%
                                                           to the SLP,
                                                           0.005% to the
                                                           Non-Profit
                                                           Limited Partner,
                                                           and 69.995% to
                                                           the LGP
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------

1. Each local limited partnership will employ either its local general partner or an affiliate of its local general partner, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. Each local limited partnership will pay its local general partner or an affiliate of its local general partner fees for various services, including organization, development, land acquisition, syndication, incentive management and the like.

3. Reflects the amount of the net cash flow from operations, if any, to be distributed to the local general partners of each local limited partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee and any deferred amount thereof.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (A) in the case of Humboldt, (i) Series 10, (ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner, and
     (iii) the local general partner; and (B) in the case of Starlight, (i) Series 10, (ii) the Georgia Limited Partner, an affiliate of WNC & Associates, Inc. which is investing in the Georgia state tax credits,
     (iii) WNC Housing, L.P., the special limited partner, (iv) the Non-Profit Limited Partner, and (v) the local general partner.

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (A) in the case of Humboldt,
     (i) Series 10, (ii) the special limited partner, and (iii) the local general partner; and (B) in the case of Starlight, (i) Series 10, (ii) the Georgia Limited Partner, (iii) the special limited partner, (iv) the Non-Profit Limited Partner, and (v) the local general partner. Net cash proceeds from sale or refinancing of the apartment complex is equal to the sale proceeds less payment of the mortgage loan and other local limited partnership obligations.

6.   An additional capital contribution will be made by the Georgia Limited
     Partner.

Item 7.  Financial Statements and Exhibits

         c.      Exhibits

         99.1 Amended and Restated Agreement of Limited Partnership of Humboldt Village Limited Partnership

         99.2 Amended and Restated Agreement of Limited Partnership of Starlight Place, L.P.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 10

Date: June 8, 2004         By:    WNC &  Associates, Inc.,
                                  General Partner

                                  By:    /s/ THOMAS J. RIHA
                                         -------------------
                                         Thomas J. Riha,
                                         Senior Vice President - Chief Financial
                                         Officer

                                  EXHIBIT INDEX

     Exhibit
     Number      Description


     99.1 Amended and Restated Agreement of Limited Partnership of Humboldt Village Limited Partnership

     99.2 Amended and Restated Agreement of Limited Partnership of Starlight Place, L.P.